UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2008

    ARI NETWORK SERVICES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	0-19608 (Commission File Number)	39-1388360 (IRS Employer Identification No.)

11425 West Lake Park Drive, Suite 900 Milwaukee, Wisconsin (Address of principal executive offices)	53224 (Zip Code)

Registrant’s telephone number, including area code:  (414) 973-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 below is incorporated into this Item 1.01 by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On July 1, 2008, ARI Network Services, Inc. (the “Company”) acquired certain assets of Info Access, the micropublishing division of Eye Communication Systems, Inc. (“Eye Communication”) pursuant to the terms of an Asset Purchase Agreement dated as of July 1, 2008 by and among Eye Communication, John Bessent and the Company (the “Purchase Agreement”).  Under the terms of the Purchase Agreement, the Company will acquire all of the assets related to electronic parts catalog, electronic commerce and certification testing for service technicians.  Consideration for the acquisition included (1) approximately $1.0 million in cash, (2) 312,500 shares of the Company common stock, 125,000 of which will be held in escrow for 15 months pending the satisfaction of certain conditions relating to post-closing revenues, (3) an aggregate amount of $300,000 in debt to Eye Communication, including a 90-day promissory note in the amount of $100,000 and a one-year promissory note in the amount of $200,000 and (4) the assumption of certain liabilities.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the Purchase Agreement, attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 above is incorporated into this Item 3.02 by reference.  In conjunction with the acquisition of Eye Communication on July 1, 2008, the Company issued 312,500 shares of its $0.001 par value common stock as a portion of the consideration paid to Eye Communication under the Purchase Agreement.

The Company believes that this transaction was exempt from registration requirements pursuant to Section 4(2) of the Securities Act.  The recipient of these securities represented its intention to acquire the securities for investment only and not with a view towards their distribution, and appropriate legends were affixed to the share certificates.

Item 8.01.  Other Events.

The information set forth in Item 2.01 above is incorporated into this Item 8.01 by reference.  The press release issued by the Company on July 1, 2008 announcing the Company’s acquisition of certain assets of Info Access, the micropublishing division of Eye  Communication, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated July 1, 2008, by and among Eye Communication Systems, Inc., John Bessent and ARI Network Services, Inc.

99.1	Press Release issued on July 1, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 7, 2008

ARI NETWORK SERVICES, INC.

By:  /s/ Roy W. Olivier

Roy W. Olivier

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated July 1, 2008, by and among Eye Communication Systems, Inc., John Bessent and ARI Network Services, Inc.

99.1	Press Release issued on July 1, 2008

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